SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 K / A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)______March 3, 2004_____________

_____Corning Natural Gas Corporation______________________________________________

(Exact name of registrant as specified in its charter)

_____New York_____________________0-643_______________16-0397420______________

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

_____330 W William Street, PO Box 58, Corning, NY 14830_____________________________

(Address of principal executive offices)

_____(607)936-3755____________________________________________________________

(Registrants telephone number, including area code)

_____________________________________________________________________________

(Former name or former address, if changed since last report)

Item 4. Changes in Registrants Certified Accountant

    Termination of Previous Independent Accountants

    As previously reported in current reports on Form 8-K and Form 8-K/A with the Securities and Exchange Commission on January 9, 2004 and January 20, 2004 respectively, the Registrant on January 8, 2004 notified Deloitte & Touche LLP that it was dismissed as the Companys Independent Accountant effective January 7, 2004.

    Engagement of New Independent Accountants

On March 3, 2004, the Companys Audit Committee engaged Rotenberg & Company LLP of Rochester, NY as the Companys new Independent Accountants for the fiscal year ending September 30, 2004.

During the Companys two most recent fiscal years and subsequent interim period, through the date of this Form 8-K, the Company did not consult the newly engaged Accountants regarding:

    The application of accounting principles to a specified transaction, either completed or proposed;

    The type of audit opinion that might be rendered on the Companys financial statements;

    Any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or a reportable event (as described in paragraph 304 (a)(1)(v) of regulation S-K).

SIGNATURES:

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORNING NATURAL GAS CORPORATION

---------------------------------------------------------

(Registrant)

Date: March 9, 2004 /s/ Kenneth J. Robinson

Kenneth J. Robinson, Executive Vice President

Date: March 9, 2004 /s/ Thomas K. Barry

Thomas K. Barry, Chairman of the Board,

President and Chief Executive Officer